Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of December 31, 2024

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 31, 2025 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT

●	Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets

●	The Company acquires, owns, and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates

●	Presidio’s commercial portfolio currently includes 12 commercial properties with a book value of approximately $90.2 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)

Corporate Information
Headquarters	San Diego, CA
Founded	1999
Key Geographies	CA, CO, MD, ND & TX
Employees	15

Portfolio Summary (Number / Square Footage)
Office	8 properties / 608,076 sqft.
Retail	3 properties / 65,242 sqft.
Industrial	1 property / 150,099 sqft.
Model Homes (1)	78 homes / 236,955 sqft

Portfolio Value & Debt
Book Value	$127.6 million (2)
Existing Secured Debt	$102.8 million

(1) The Company holds partial ownership interests in several entities which own model home properties

(2) Includes book value of model homes

COMMERCIAL PORTFOLIO

($ in000’s) Property Location	Sq., Ft.	Date Acquired	Year Property Constructed	Purchase Price	Occupancy	Percent Ownership	Mortgage On property
Office/Industrial Properties:
Genesis Plaza, San Diego, CA (1)	57,807	08/10	1989	$10,000	95.6%	92.0%	$5,937
Dakota Center, Fargo, ND (2)	119,554	05/11	1982	9,575	46.1%	100.0%	9,197
Grand Pacific Center, Bismarck, ND (3)	94,943	03/14	1976	5,350	88.6%	100.0%	5,471
Arapahoe Center, Colorado Springs, CO	79,023	12/14	2000	11,850	100.0%	100.0%	7,426
West Fargo Industrial, West Fargo, ND	150,099	08/15	1998/2005	7,900	97.2%	100.0%	3,923
300 N.P., West Fargo, ND	34,517	08/15	1922	3,850	66.4%	100.0%	-
One Park Centre, Westminster CO (5)	69,174	08/15	1983	9,150	85.7%	100.0%	6,044
Shea Center II, Highlands Ranch, CO (6)	121,306	12/15	2000	25,325	64.4%	100.0%	16,951
Baltimore, Baltimore, MD	31,752	12/21	2006	8,892	100.0%	100.0%	5,670
Total Office/Industrial Properties	758,175			$91,892	81.0%		$60,619

Retail Properties:
Union Town Center, Colorado Springs, CO (4)	44,042	12/14	2003	11,212	100.0%	100.0%	7,870
Research Parkway, Colorado Springs, CO (4)	10,700	08/15	2003	2,850	88.8%	100.0%	1,589
Mandolin, Houston, TX (7)	10,500	08/21	2021	4,892	100.0%	61.3%	3,573
Total Retail Properties	65,242			$18,954	86.2%		$13,032

(1)	Genesis Plaza is owned by two tenants-in-common, NetREIT Genesis and NetREIT Genessis II, each of which own 57% and 43%, respectively, and we beneficially own an aggregate of 92.0%, based on our ownership of each entity. We have 100% ownership of NetREIT Genesis and 81.5% ownership of NetREIT Genesis II, and we have control of both entities. During July 2024, the Company completed a minority ownership conversion option as result of a death in a noncontrolling trust within NetREIT Genesis II. The Company issued the trust 78,215 shares of SQFT Series A Common Stock in exchange for their 36.4% ownership in NetREIT Genesis II, as per the original exchange agreement.
(2)	The non-recourse loan on the Dakota Center property matured on July 6, 2024. During October 2024, management has agreed with the lender to sell the property to settle the loan balance. Due to the uncertainties in the Fargo market, we have impaired the property’s book value and recorded an impairment charge of approximately $0.7 million as of September 30, 2024. During December 2024, the lender had agreed on the broker the Company would use to sell the property to settle the non-recourse debt. As of December 31, 2024, the property was included in the real estate assets held for sale, net on the consolidated balance sheet. Any purchase offers will be subject to lender approval.
(3)	Grand Pacific Center, Bismarck, ND, was removed from held-for-sale after signing a major lease with KLJ Engineering on December 7, 2022 for approximately 33,296 usable square feet, a term of 122 months, and starting annualized rent of $532,736. KLJ Engineering moved into the building during December 2023, with rent that commenced on February 28, 2024.
(4)	As of September 30, 2024, Union Town Center and Research Parkway have been listed for sale, and included in the real estate assets held for sale, net on the consolidated balance sheet as of December 31, 2024. The sale of UTC and Research Parkway took place in February 2025, to a single buyer for a combined sales price of $16.95 million, and the Company recorded a combined gain of approximately $4.3 million.
(5)	During the year ended December 31, 2023, we recorded a $2.0 million impairment charge for One Park Center that reflects management’s revised estimate of the fair market value based on sales comparable of like properties in the same geographical area as well as an evaluation of future cash flows or an executed purchase sale agreement. No additional impairment was deemed necessary during the year ended December 31, 2024.
(6)	On December 31, 2022, the lease for our largest tenant, Halliburton, expired. Halliburton was located in our Shea Center II property in Colorado, and made up approximately $536,080 of our annual base rent. Halliburton did not renew the lease and we placed approximately $1.1 million in a reserve account with our lender to cover future mortgage payments, if necessary, none of which has been used as of December 31, 2023. Our management team is working to fill the 45,535 square foot space and has leased approximately 54% of the space as of February 2025 and has reviewed various proposals for the remaining 46%.
(7)	A portion of the proceeds from the sale of Highland Court were used in like-kind exchange transactions pursued under Section 1031 of the Code for the acquisition of our Mandolin property. Mandolin is owned by NetREIT Palm Self-Storage LP, through its wholly owned subsidiary NetREIT Highland LLC, and the Company is the sole general partner and owns 61.3% of NetREIT Palm Self-Storage LP.

MODEL HOMES PORTFOLIO

State	No. of Properties	Aggregate Square Feet	Approximate % of Square Feet	Current Base Annual Rent	Approximate % of Aggregate Annual Rent
Arizona	2	6,822	2.9%	$149,196	4.4%
Florida	3	8,199	3.4%	136,812	4.1%
Texas	73	221,934	93.7%	3,086,580	91.5%
Total	78	236,955	100.0%	$3,372,588	100.0%

CONSOLIDATED BALANCE SHEET

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Balance Sheets

	December 31,	December 31,
	2024	2023

ASSETS
Real estate assets and lease intangibles:
Land	$15,983,323	$21,660,644
Buildings and improvements	102,862,977	133,829,416
Tenant improvements	16,488,066	17,820,948
Lease intangibles	3,776,654	4,110,139
Real estate assets and lease intangibles held for investment, cost	139,111,020	177,421,147
Accumulated depreciation and amortization	(33,700,262)	(38,725,356)
Real estate assets and lease intangibles held for investment, net	105,410,758	138,695,791
Real estate assets held for sale, net	22,185,742	5,459,993
Real estate assets, net	127,596,500	144,155,784
Other assets:
Cash, cash equivalents and restricted cash	8,036,496	6,510,428
Deferred leasing costs, net	1,666,135	1,657,055
Goodwill	1,389,000	1,574,000
Investment in Conduit Pharmaceuticals marketable securities (see Notes 2 & 9)	206,177	18,318,521
Deferred tax asset	298,645	346,762
Other assets, net (see Note 6)	3,376,697	3,400,088
Total other assets	14,973,150	31,806,854
TOTAL ASSETS (1)	$142,569,650	$175,962,638
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$80,977,448	$103,685,444
Mortgage notes payable related to properties held for sale, net	21,116,646	4,027,829
Mortgage notes payable, total net	102,094,094	107,713,273
Accounts payable and accrued liabilities	3,290,170	4,770,845
Accrued real estate taxes	1,972,477	1,953,087
Dividends payable	194,784	174,011
Lease liability, net	64,345	16,086
Below-market leases, net	8,625	13,266
Total liabilities	107,624,495	114,640,568

Commitments and contingencies (see Note 10)
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 997,085 shares issued and outstanding (liquidation preference $25.00 per share) as of December 31, 2024 and 890,946 shares issued and outstanding as of December 31, 2023	9,971	8,909
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 12,834,317 shares and 12,265,061 shares were issued and outstanding at December 31, 2024 and December 31, 2023, respectively	128,343	122,651
Additional paid-in capital	185,770,842	182,331,408
Dividends and accumulated losses	(159,374,010)	(131,508,785)
Total stockholders’ equity before noncontrolling interest	26,535,146	50,954,183
Noncontrolling interest	8,410,009	10,367,887
Total equity	34,945,155	61,322,070
TOTAL LIABILITIES AND EQUITY	$142,569,650	$175,962,638

(1) As of December 31, 2024 and 2023, includes approximately $11.4 million and $18.1 million, respectively, of assets related to consolidated variable interest entities that can be used only to settle obligations of the consolidated variable interest entities.

CONSOLIDATED STATEMENT OF OPERATIONS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

	For the Year Ended December 31,
	2024	2023
Revenues:
Rental income	$18,523,813	$17,392,397
Fees and other income	401,462	243,217
Total revenue	18,925,275	17,635,614
Costs and expenses:
Rental operating costs	6,256,077	5,962,918
General and administrative	7,526,675	6,790,432
Depreciation and amortization	5,515,518	5,425,739
Impairment of goodwill and real estate assets	1,969,311	3,247,097
Total costs and expenses	21,267,581	21,426,186
Other income (expense):
Interest expense - mortgage notes	(6,050,196)	(5,004,889)
Interest and other income, net	(151,356)	1,435,298
Gain on sales of real estate, net	3,426,572	3,240,200
Net loss in Conduit Pharmaceuticals marketable securities (see footnote 9)	(17,925,723)	(23,359,774)
Gain on deconsolidation of SPAC (see footnote 9)	—	40,321,483
Income tax (expense) benefit	(60,855)	335,780
Total other (loss) income, net	(20,761,558)	16,968,098
Net (loss) income	(23,103,864)	13,177,526
Less: Income attributable to noncontrolling interests	(2,524,665)	(3,031,080)
Net (loss) income attributable to Presidio Property Trust, Inc. stockholders	$(25,628,529)	$10,146,446
Less: Preferred Stock Series D dividends	(2,236,696)	(2,118,846)
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(27,865,225)	$8,027,600

Net (loss) income per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$(2.25)	$0.68

Weighted average number of common shares outstanding - basic & dilutive	12,386,594	11,847,814

CONSOLIDATED STATEMENT OF CASH FLOWS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	For the Year Ended December 31,
	2024	2023
Cash flows from operating activities:
Net (loss) income	$(23,103,864)	13,177,526
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	5,515,518	5,425,739
Stock compensation	1,379,080	989,515
Bad debt expense	—	28,880
Gain on sale of real estate assets, net	(3,426,572)	(3,240,200)
Gain on deconsolidation of SPAC investment	—	(40,321,483)
Employee Bonuses paid with CDT stock	172,421	—
Net loss in Conduit Pharmaceuticals fair value marketable securities	17,925,723	23,359,774
Net loss (gain) in fair value marketable securities	560	(204,878)
Net change in fair value SPAC Trust Account	—	(1,209,542)
Impairment of goodwill and real estate assets	1,969,311	3,247,097
Amortization of financing costs	351,291	345,880
Amortization of below-market leases	(4,641)	(4,974)
Amortization of deferred leasing costs	7,744	7,744
Straight-line rent adjustment	(152,722)	(332,055)
Changes in operating assets and liabilities:
Other assets	82,575	(211,023)
Deferred tax asset	48,117	(346,762)
Accounts payable and accrued liabilities	(1,511,991)	11,546
Accounts payable and accrued liabilities for the SPAC	—	652,577
Accrued real estate taxes	19,390	73,212
Net cash (used in) provided by operating activities	(728,060)	1,448,573
Cash flows from investing activities:
Real estate acquisitions	(9,729,351)	(21,909,963)
Additions to buildings and tenant improvements	(2,273,726)	(6,367,549)
Investment in marketable securities	(2,362)	(2,161,724)
Proceeds from sale of marketable securities	105,206	2,974,910
Investment of SPAC IPO proceeds into Trust Account	—	(624,998)
Withdrawals from Trust Account for SPAC taxes	—	832,480
Withdrawals from Trust Account for Redemption of SPAC Shares	—	137,157,011
Proceeds from sales of real estate, net	24,767,052	10,698,386
Net cash provided by investing activities	12,866,819	120,598,553
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	22,272,291	20,804,277
Payment of debt issuance costs	(335,724)	(246,557)
Repayment of mortgage notes payable	(27,897,127)	(10,089,026)
Payment of deferred offering costs	—	(5,000)
Distributions to noncontrolling interests	(3,629,964)	(4,201,639)
Contributions from noncontrolling interests	200,000	2,525,000
Redemption of SPAC shares	—	(137,157,011)
Issuance of Series D Preferred Stock, net of offering costs	1,195,855	—
Repurchase of Series A Common Stock, at cost	(140,416)	—
Repurchase of Series D Preferred Stock, at cost	(40,910)	(369,986)
Dividends paid to Series D Preferred Stockholders	(2,236,696)	(2,118,846)
Dividends paid to Series A Common Stockholders	—	(1,194,635)
Net cash (used in) financing activities	(10,612,691)	(132,053,423)
Net (decrease) increase in cash equivalents and restricted cash	1,526,068	(10,006,297)
Cash, cash equivalents and restricted cash - beginning of period	6,510,428	16,516,725
Cash, cash equivalents and restricted cash - end of period	$8,036,496	$6,510,428

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Continued)

	For the Year Ended December 31,
	2024	2023
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$5,371,017	$4,962,458
Income taxes paid	$46,511	$533,340
Non-cash investing activities:
Private warrants from Conduit Pharmaceuticals	$642,600	$—
Non-cash financing activities:
Unpaid building and tenant improvements	$207,847	$295,567
Dividends payable - Preferred Stock Series D	$194,784	$174,011

EBITDAre RECONCILIATION

	For the Year Ended December 31,
	2024	2023
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(27,865,225)	$8,027,600
Adjustments
Interest Expense	6,050,195	5,004,889
Depreciation and Amortization	5,510,877	5,420,765
Asset Impairment	1,969,311	3,247,097
Net loss (gain) on sale of real estate	(3,426,572)	(3,240,200)
Net change in Conduit marketable securities	17,926,283	21,945,354
Gain on deconsolidation of SPAC	—	(40,321,483)
Income Taxes	60,855	(335,780)

EBITDAre	$225,724	$(251,757)

FFO AND CORE FFO RECONCILIATION

	For the Years Ended December 31,
	2024	2023
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(27,865,225)	$8,027,600
Adjustments:
Income attributable to noncontrolling interests	2,524,665	3,031,081
Depreciation and amortization	5,515,518	5,425,739
Amortization of above and below market leases, net	(4,640)	(4,974)
Impairment of real estate assets	1,969,311	3,247,097
Loss on Conduit marketable securities	17,926,283	21,945,354
Gain on deconsolidation of SPAC	-	(40,321,483)
Loss (Gain) on sale of real estate assets	(3,426,572)	(3,240,200)
FFO	$(3,360,660)	$(1,889,786)
Stock Based Compensation	1,379,080	989,515
Core FFO	$(1,981,580)	$(900,271)

Weighted average number of common shares outstanding - basic and diluted	12,386,594	11,847,814

Core FFO / Wgt Avg Share	$(0.160)	$(0.076)

Quarterly Dividends / Share	$—	$0.091

SEGMENT DATA

The following tables compare the Company’s segment activity and NOI and adjusted NOI for Model Home income to its results of operations and financial position as of and for the years ended December 31, 2024 and 2023, respectively. The information for Corporate and Other are presented to reconcile back to the consolidated statement of operations, but is not considered a reportable segment.

	For the Year Ended December 31, 2024
			Model	Corporate
	Retail	Office/Industrial	Homes	and Other	Total

Rental revenue	$1,595,464	$9,778,458	$4,368,169	$—	$15,742,091
Recovery revenue	463,158	2,318,564	—	—	2,781,722
Other operating revenue	62,041	241,530	68,084	29,807	401,462
Total revenues	2,120,663	12,338,552	4,436,253	29,807	18,925,275

Rental operating costs	608,667	6,136,564	171,621	(660,775)	6,256,077
Net Operating Income (NOI)	1,511,996	6,201,988	4,264,632	690,582	12,669,198

Gain on Sale - Model Homes	—	—	3,426,572	—	3,426,572
Impairment of Model Homes	—	—	(406,374)	—	(406,374)

Adjusted NOI	$1,511,996	$6,201,988	$7,284,830	$690,582	$15,689,396

	For the Year Ended December 31, 2023
	Retail	Office/Industrial	Model Homes	Corporate and Other	Total

Rental revenue	$1,488,167	$9,000,917	$4,142,765	$—	$14,631,849
Recovery revenue	393,612	2,366,936	—	—	2,760,548
Other operating revenue	2,551	207,102	(10,636)	44,200	243,217
Total revenues	1,884,330	11,574,955	4,132,129	44,200	17,635,614

Rental operating costs	537,389	5,901,042	156,493	(632,006)	5,962,918
Net Operating Income (NOI)	1,346,941	5,673,913	3,975,636	676,206	11,672,696

Gain on Sale - Model Home	—	—	3,240,200	—	3,240,200
Impairment of Model Homes	—	—	(431,984)	—	(431,984)

Adjusted NOI	$1,346,941	$5,673,913	$6,783,852	$676,206	$14,480,912

	December 31,	December 31,
Assets by Reportable Segment:	2024	2023
Office/Industrial Properties:
Land, buildings and improvements, net (1)	$74,425,180	$77,472,724
Total assets (2)	$76,292,662	$78,140,372
Model Home Properties:
Land, buildings and improvements, net (1)	$37,416,000	$50,790,147
Total assets (2)	$38,166,964	$51,456,292
Retail Properties:
Land, buildings and improvements, net (1)	$15,743,789	$15,877,190
Total assets (2)	$16,673,605	$16,539,399
Reconciliation to Total Assets:
Total assets for reportable segments	$131,133,231	$146,136,063
Corporate and other assets:
Cash, cash equivalents and restricted cash	564,922	277,143
Other assets, net	10,871,497	29,549,432
Total Assets	$142,569,650	$175,962,638

(1)	Includes lease intangibles and the land purchase option related to property acquisitions.

(2)	Includes land, buildings and improvements, cash, cash equivalents, and restricted cash, current receivables, deferred rent receivables and deferred leasing costs and other related intangible assets, all shown on a net basis.

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation, and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO by using FFO as defined by NAREIT and adjusting for certain other non-core items. We exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration, non-cash warrant dividends, other non-recuring expenses, and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.